Confidential
                         INTERACTIVE MARKETING AGREEMENT

     This Interactive Marketing Agreement (the "Agreement"), dated as of June 18, 1999 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and ModaCad, Inc. ("Marketing Partner" or "MP"), a California corporation, with offices at 3861 Sepulveda Blvd., Culver City, CA 90230. AOL and MP may be referred to individually as a "Party" and collectively as the "Parties."

                                  INTRODUCTION

     AOL and MP each desires to enter into an interactive marketing relationship whereby AOL will promote and distribute an interactive site referred to (and further defined) herein as the Affiliated MP Site. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit B attached hereto.

                                      TERMS

1.   PROMOTION, DISTRIBUTION AND MARKETING.

     1.1. AOL Promotion of Affiliated MP Site. AOL will provide MP with the promotions for the Affiliated MP Site described on Exhibit A attached hereto. Subject to MP's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing MP comparable promotional placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with MP to provide MP, as its sole remedy, a reasonably comparable promotional placement to the particular Promotion which AOL is unable to deliver. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. In the event such modifications materially and adversely affect any specific Promotion, AOL will work with MP to provide MP, as its sole remedy, a comparable promotional placement. The promotions described on Exhibit A and any comparable promotions provided herein shall be referred to as the "Promotions."

     1.2. Impressions Commitment. During the Initial Term, AOL shall deliver ** Impressions ( ** ) to MP through the Promotions (the "Impressions Commitment"), of which a minimum of ** Impressions will be delivered to the Tier I Promotions, a minimum of ** Impressions will be delivered to the Tier II Promotions, and a minimum of ** Impressions will be delivered to the Tier III Promotions, as such Tiers are described on Exhibit A. Notwithstanding the foregoing, in the event that AOL overdelivers Impressions to the Tier I Impressions, the excess Impressions may be counted toward the Tier II and Tier III totals and in the event that AOL overdelivers Impressions to the Tier II Promotions, such Impressions may count toward the Tier III totals. In the event there is (or will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of the Initial Term (a "Final Shortfall"), AOL will provide MP, as its sole remedy, with either (a) a continuation of some or all of the Promotions until the Final Shortfall has been delivered, or (b) advertising placements through Run Of Service advertising on the AOL Network which have a total value, based on AOL's then-current advertising rate card, equal to the value of the Final Shortfall (determined by multiplying the percentage of Impressions that were not delivered by the total, guaranteed payment provided for below).

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** The material  deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.
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     1.3. Content  of  Promotions.  Promotions  for MP  will  link  only  to the
          Affiliated MP Site and will promote only the MP Products described on Exhibit D. The specific MP Content to be contained within the Promotions (including, without limitation, advertising banners and contextual promotions) (the "Promo Content") will be determined by MP, subject to AOL's technical limitations, the terms of this Agreement
          and  AOL's  then-applicable   policies  relating  to  advertising  and
          promotions. MP will submit in advance to AOL for its review a quarterly online marketing plan with respect to the Affiliated MP Site. The Parties will meet in person or by telephone at least monthly to review operations and performance hereunder, including a review of
          the  Promo   Content  to  ensure  that  it  is  designed  to  maximize
          performance. MP will consistently update the Promo Content no less than twice per week. Except to the extent expressly described herein (including, without limitation, any exhibit hereto), the specific form, placement, duration and nature of the Promotions will be as determined by AOL in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens).

     1.4. MP Promotion of Affiliated MP Site and AOL. As set forth in fuller detail in Exhibit C, MP will promote AOL as its preferred Interactive Service and will promote the availability of the Affiliated MP Site through the AOL Network. MP will not implement or authorize any promotion similar in any respect (including, without limitation, in scope, purpose, amount, prominence or regularity) to the promotion required or provided pursuant to Exhibit C for any other Interactive Service, provided that the foregoing shall not prevent MP from promoting ** on the MP Interactive Site. In addition, MP will promote AOL to the MP Merchants as MP's preferred access provider and preferred distribution network.

2.   AFFILIATED MP SITE.

     2.1. Content. MP will make available through the Affiliated MP Site a comprehensive offering of Products and related Content described on Exhibit D. Except as mutually agreed in writing by the Parties, the Affiliated MP Site will contain only Content that is directly related to the Product categories listed on Exhibit D. The Affiliated MP Site will not contain any third-party products, services, programming or other Content without the prior written approval of AOL. This Agreement shall constitute AOL's initial prior written approval of the inclusion on the Affiliated MP Site of Content from the third parties listed on Exhibit D-2, so long as such Content is directly related to the Product categories listed on Exhibit D, provided, that MP acknowledges that AOL may revoke such approval at any time after the ** of the Effective Date upon written notice to MP. MP will remove from the Affiliated MP Site all Content of any third party subject to written revocation by AOL within forty-five (45) days of such notice. Without limiting the generality of the foregoing, all MP Merchants featured on any page of the Affiliated MP Site will be subject to the prior written approval of AOL. All sales of Products through the Affiliated MP Site will be conducted through a direct sales format (e.g., customer pays one pre-set price for one item); MP will not promote, sell, offer or otherwise distribute any products through any format other than a direct sales format (e.g., through auctions or clubs) without the prior written consent of AOL. MP will review,
          delete,  edit,  create,   update  and  otherwise  manage  all  Content
          available on or through the Affiliated MP Site in accordance with the terms of this Agreement. ** AOL reserves the right (in addition to any other rights or remedies contained herein) to immediately suspend all Promotions at any time that the Affiliated MP Site does not comply with the foregoing sentence.
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** The material  deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

     2.2. Production Work. Except as agreed to in writing by the Parties pursuant to the "Production Work" section of the Standard Online Commerce Terms & Conditions attached hereto as Exhibit F, MP will be responsible for all production work associated with the Affiliated MP Site, including all related costs and expenses.

     2.3. Technology. MP will take all reasonable steps necessary to conform its promotion and sale of Products through the Affiliated MP Site to the then-existing technologies identified by AOL which are optimized for the AOL Service including, without limitation, AOL's "quick checkout" tool which facilitates purchase of products by AOL Users through the Affiliated MP Site. AOL's "quick checkout" tool will be the exclusive electronic wallet (or similar product) offered by MP on any Affiliated MP Site. AOL will be entitled to require reasonable changes to the Content (including, without limitation, the features or functionality) within any linked pages of the Affiliated MP Site to the extent such Content will, in AOL's good faith judgment, adversely affect any operational aspect of the AOL Network. AOL reserves the right to review and test the Affiliated MP Site from time to time to determine whether the site is compatible with AOL's then-available client and host software and the AOL Network.

     2.4. Product Offering. MP will ensure that the Affiliated MP Site includes all of the Products and other Content (including, without limitation, any features, offers, contests, functionality or technology) that are then made available by or on behalf of MP through any Additional MP Channel; provided, however, that (i) such inclusion will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs); and (ii) the specific changes in scope, nature and/or offerings required by such inclusion will be subject to AOL's review and approval and the terms of this Agreement.

     2.5. Pricing and Terms. MP will ensure that: (i) the prices (and any other required consideration) for Products in the Affiliated MP Site do not exceed the prices for the Products or substantially similar Products offered by or on behalf of MP through any Additional MP Channel; (ii) the terms and conditions related to Products in the Affiliated MP Site are no less favorable in any respect to the terms and conditions for the Products or substantially similar Products offered by or on behalf of MP through any Additional MP Channel; and **.

     2.6. Exclusive Offers/Member Benefits. MP will generally promote through the Affiliated MP Site any special or promotional offers made available by or on behalf of MP through any Additional MP Channel, excluding any special or promotional offer(s) not approved by AOL. In addition, MP shall promote through the Affiliated MP Site on a regular and consistent basis special offers exclusively available to AOL Users (the "AOL Exclusive Offers"). MP shall, at all times, feature at least one AOL Exclusive Offer for AOL Users. The AOL Exclusive Offer made available by MP shall provide a substantial member benefit to AOL Users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. Specific AOL Exclusive Offers to be made available by MP shall include the AOL Exclusive Offers listed on Exhibit D-1 attached hereto. MP will provide AOL with reasonable prior notice of AOL Exclusive Offers so that AOL can market the availability of such AOL Exclusive Offers in the manner AOL deems appropriate in its editorial discretion.
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** The material  deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

     2.7. Operating Standards. MP will ensure that the Affiliated MP Site complies at all times with the standards set forth in Exhibit E. To the extent site standards are not established in Exhibit E with respect to any aspect or portion of the Affiliated MP Site (or the Products or other Content contained therein), MP will provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the apparel(including footwear and accessories) and home furnishings industry. In the event MP fails to comply with any material terms of this Agreement or any Exhibit attached hereto, AOL will have the right (in addition to any other remedies available to AOL hereunder) to decrease the promotion it provides to MP hereunder (and to decrease or cease any other contractual obligation hereunder) until such time as MP corrects its non-compliance (and in such event, AOL will be relieved of the proportionate amount of any promotional commitment made to MP by AOL hereunder corresponding to such decrease in promotion) and (b) any revenue threshold(s) set forth in Section 3 will each be adjusted proportionately to correspond to such decrease in promotion and other obligations during the period of non-compliance.

     2.8. Advertising Sales. AOL shall have the exclusive right to license or sell Advertisements through the Affiliated MP Site ("Advertisements"), subject to AOL's then-applicable advertising policies and AOL's prior approval. The specific advertising inventory within the Affiliated MP Site will be as reasonably determined by the Parties. AOL will be entitled to a fifteen percent (15%) sales commission for each Advertisement sold by AOL (prior to any sharing of revenues between AOL and MP).

     2.9. Traffic Flow. MP will take reasonable efforts to ensure that AOL traffic is either kept within the Affiliated MP Site or channeled back into the AOL Network (with the exception of advertising links sold and implemented pursuant to the Agreement). The Parties will work together on implementing mutually acceptable links from the Affiliated MP Site back to the AOL Service.

     2.10.AOL Merchants. MP will provide AOL, free of charge, with prominent promotional banners and/or buttons on the Affiliated MP Site which AOL shall be entitled to use to promote AOL Shopping Channel participants. AOL will determine, in its discretion, the manner in which such participants will be promoted through the banners and/or buttons. MP will call to AOL's ad server to pull the creative for such promotional banners and/or buttons, unless otherwise agreed in writing by the Parties. **.

3.   PAYMENTS.

     3.1. Guaranteed Payments. MP will pay AOL a guaranteed payment of ** as follows (subject to the early termination provisions of Section 5.2):

          (i)  ** upon execution of this Agreement;

          (ii) ** on July 1, 1999;
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** The material  deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

          (iii)** on October 1, 1999;

          (iv) ** on January 1, 2000;

          (v)  ** on April 1, 2000;

          (vi) ** on July 1, 2000;

          (vii)** on October 1, 2000;

          (viii) ** on January 1, 2001;

     3.2. Sharing of Transaction Revenues. If at any time during the Term of the Agreement the amount of Transaction Revenues generated exceeds ** (the "Revenue Threshold"), then MP will pay AOL ** of the Transaction Revenues generated after the Revenue Threshold is met. MP will pay all of the foregoing amounts on a quarterly basis within thirty (30) days following the end of the quarter in which the applicable Transaction Revenues were generated, provided that MP may reserve twenty percent (20%) of such amount at the end of each quarter against returns which may be processed in the following quarter, provided further that MP shall pay to AOL at the end of the following quarter any portion of such twenty percent which was not actually paid to a customer in exchange for a return.

     3.3. Sharing of Advertising Revenues. The Parties will ** all Advertising Revenues. Each Party will pay the other Party all Advertising Revenues received and owed to such other Party as described herein on a quarterly basis within thirty (30) days following the end of the quarter in which such amounts were generated by such Party.

     3.4. Alternative Revenue Streams. In the event MP or any of its affiliates receives or desires to receive, directly or indirectly, any compensation in connection with the Affiliated MP Site other than Transaction Revenues or Advertising Revenues (an "Alternative Revenue Stream"), MP will promptly inform AOL in writing, and the Parties will negotiate in good faith regarding whether MP will be allowed to market the products or services producing such Alternative Revenue Stream through the Affiliated MP Site, and if so, the equitable portion of revenues from such Alternative Revenue Stream (if applicable) that will be shared with AOL (in no event less than the percentage of Transaction Revenues to be paid to AOL pursuant to this Section 3). In addition, revenues not related to the Affiliated MP Site or an MP Interactive Site (e.g., fees from catalog production services or software programming services for a merchant's Interactive Site) shall not be considered Alternative Revenue Streams.

     3.5. Late Payments; Wired Payments. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments
          required   hereunder   will   be  paid   in   immediately   available,
          non-refundable  U.S.  funds  wired to the  "America  Online"  account,
          **.
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** The material  deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

     3.6. Auditing Rights. MP will maintain complete, clear and accurate records of all expenses, revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of portions of the books and records of MP which are relevant to MP's performance pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice to MP. AOL shall bear the expense of any audit conducted pursuant to this Section 4.5 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event MP shall bear the reasonable expenses of the audit. MP shall pay AOL the amount of any deficiency discovered by AOL within thirty (30) days after receipt of notice thereof from AOL.

     3.7. Taxes. MP will collect and pay and indemnify and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

     3.8. Reports.

          3.8.1. Sales Reports. MP will provide AOL in an automated manner with a monthly report in an AOL-designated format, detailing the following activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by MP through the Affiliated MP Site):
               (i) summary sales information by day (date, number of Products, number of orders, total Transaction Revenues); (ii) detailed sales information by day (order date/timestamp (if technically feasible), purchaser name and screenname, SKU or Product description); and (iii) summary sales information by month (average sales per customer, average sales per order, repeat usage percentage) (information in clauses (i) and (ii), "Sales Reports"). AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement. More generally, each payment to be made by MP pursuant to this Section 3 will be accompanied by a report containing information which supports the payment, including information identifying (i) gross Transaction Revenues and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues, including, without limitation, chargebacks and credits for returned or canceled goods or services (and, where possible, an explanation of the type of reason therefor, e.g., bad credit card information, poor customer service, etc.) and (ii) any applicable Advertising Revenues.

          3.8.2. Usage Reports. AOL shall provide MP with standard monthly usage information related to the Promotions (e.g. a schedule of the Impressions delivered by AOL during such month) which are similar in substance and form to the reports provided by AOL to other interactive marketing partners similar to MP.

          3.8.3. Fraudulent Transactions. To the extent permitted by applicable laws, MP will provide AOL with an prompt report of any fraudulent order, including the date, screenname or email address and amount associated with such order, promptly following MP obtaining knowledge that the order is, in fact, fraudulent.

     4. WARRANTS. In connection with the obligations of the Parties hereunder, and subject to the provisions hereof, MP may at its sole and absolute option, which shall be exercised within fifteen (15) days immediately following the execution date hereof, issue and deliver to AOL a Certificate of Warrants to Purchase Shares of Common Stock in substantially the form and substance of, and for the number of shares set forth in, Exhibit H attached hereto (the "Warrant Agreement"), provided, however, that if for any reason whatever the Warrant Agreement is not executed and delivered to AOL within said 15-day period, the payment to be made pursuant to Section 3.1(ii) hereof shall be in the amount of **, rather than the amount set forth in said Section. Delivery to AOL of an executed Warrant Agreement at any time shall constitute MP's election to enter into the Warrant Agreement rather than increasing the payment pursuant to Section 3.1(ii), which election shall be irrevocable.

5.   TERM; RENEWAL; TERMINATION.

     5.1. Term. Unless earlier terminated as set forth herein, the initial term of this Agreement will begin on the Effective Date and end on June 30, 2001 (the "Initial Term").

     5.2. Early Termination. AOL shall have the right to terminate this Agreement on the one year anniversary of the Effective Date, upon thirty (30) days prior written notice to MP. In the event that AOL elects to so terminate this Agreement, MP's payment commitment to AOL pursuant to Section 3.1 shall be modified to ** . Within thirty days of the date of termination, either AOL or MP shall pay to the other any amount owed to accomplish the purposes of the foregoing sentence (e.g., if MP has previously paid AOL more than the stated amount, AOL shall refund to MP the difference).

     5.3. Renewal. Upon conclusion of the Initial Term, AOL will have the right to renew the Agreement for successive one-year renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term") on an integrated or non-integrated basis. If AOL elects to renew the Agreement on an integrated basis, all terms and conditions of this Agreement shall remain in full force and effect for the Renewal Term, except that (a) ** . A Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), provided that AOL shall be entitled to terminate any such Renewal Term with thirty (30) days prior written notice to MP.

     5.4. Continued Links. If AOL does not elect to renew this Agreement in accordance with Section 5.3, AOL may, at its discretion, continue to promote one or more "pointers" or links from the AOL Network to an MP Interactive Site and continue to use MP's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). So long as AOL maintains a Continued Link, (a) MP shall pay AOL the revenue sharing required pursuant to Sections 3.2 and 3.3, without regard to any hurdles set forth therein, and (b) Sections 3.5,
          3.6 and 3.7, along with the terms of Exhibit G hereto shall continue to apply with respect to the Continued Link and any transactions arising therefrom.

     5.5. Termination for Breach. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that AOL will not be required to provide

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** The material  deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

          notice to MP in connection with MP's failure to make any payment to AOL required hereunder, and the cure period with respect to any scheduled payment will be fifteen (15) days from the date for such payment provided for herein. Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than 30 days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party and expiration of the specified period.

     5.6. Termination for Bankruptcy/Insolvency. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     5.7. Termination on Change of Control. In the event of (i) a Change of Control of MP resulting in control of MP by an Interactive Service or
          (ii) a Change of Control of AOL, AOL may terminate this Agreement by providing thirty (30) days prior written notice of such intent to terminate. In the event that AOL elects to so terminate this Agreement, MP's payment commitment to AOL pursuant to Section 3.1 shall be modified to equal a pro rata amount based upon the number of days elapsed during the Initial Term prior to termination. Within thirty days of the date of termination, either AOL or MP shall pay to the other any amount owed to accomplish the purposes of the foregoing sentence (e.g., if MP has previously paid AOL more than the calculated amount, AOL shall refund to MP the difference).

     5.8. Press Releases. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding the transactions contemplated hereunder. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party will provide at least three (3) business days prior written notice of such disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement for which there is no adequate cure. In such event, the non-breaching Party may terminate this Agreement upon written notice to the other Party.

6.   MANAGEMENT COMMITTEE/ARBITRATION.

     6.1. Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such time frame, the Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 7 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 6 and then, only in compliance with the procedures set forth in this Section 6.

     6.2. Arbitration. Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which will be resolved by the Parties solely and exclusively through amicable resolution as set forth in
          Section 6.1), any Dispute not resolved by amicable resolution as set forth in Section 6.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein.
          Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

     6.3. Selection of Arbitrators. The arbitration panel will consist of three arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten
          (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

     6.4. Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the
          purposes  of  arbitration  in   accomplishing   a  fair,   speedy  and
          cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     6.5. Arbitration Awards. The arbitrators will have the authority to award compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     6.6. Fees. Each Party will pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be born equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     6.7. Non Arbitratable Disputes. Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this
          Section 6 or by law (collectively, "Non-Arbitration Claims") will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

7. STANDARD TERMS. The Standard Online Commerce Terms & Conditions set forth on Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.




IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                     MODACAD, INC.


By: ____________________________         By: _______________________________
Name:                                    Name:
Title:                                   Title:

                                    EXHIBIT A

                               Placement/Promotion


A. Carriage Plan

--------------------------------------------------------------------------------
Promotion                                            Start Date        Stop Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tier I ( ** Impressions)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Shopping - Women's Apparel                     Date on which new     3/31/01
               Gold Tenant                         Apparel Commerce
                                                    Center launches
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Shopping - Teen's Apparel                      Date on which new     3/31/01
               Gold Tenant                         Apparel Commerce
                                                    Center launches
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Shopping - Accessories Department              Date on which new     3/31/01
               Gold Tenant                         Apparel Commerce
                                                    Center launches
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Shopping - Home & Garden                       Date on which new     3/31/01
               Gold Tenant                           Home & Garden
                                                    Commerce Center
                                                       launches
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oxygen properties - Content Integration                 7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tier II ( ** Impressions)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Run of AOL Service Entertainment Channel                7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Run of Oxygen properties                                7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Demographically targeted ad serving                     7/1/99           6/30/01
on AOL Service (Women and Teens)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Run of AOL Service Teens Channel                        7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Run of AOL.com Home & Garden Web Center                 7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tier III  ( ** Impressions)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Service Email                                       7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Service Internet Connection                         7/1/99           6/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AOL Instant Messenger                                   7/1/99           6/30/01
--------------------------------------------------------------------------------

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

B. Keyword

During the Term, subject to the terms and conditions hereof, MP shall have the right to use the following Keyword Search Term: Styleclick.

C. Other

A specific media plan(s) will be developed and refined by AOL after the Effective Date. MP acknowledges that the Promotions will not launch or continue unless the Affiliated MP Site is in compliance with AOL's Teens policies (and that AOL will be entitled to any remedies set forth herein for any delay caused by failure of the Affiliated MP Site to be so compliant).

                                    EXHIBIT B

                                   Definitions


The following definitions will apply to this Agreement:

Additional MP Channel. Any other distribution channel (e.g., an Interactive Service other than AOL) through which MP makes available an offering comparable in nature to the Affiliated MP Site.

Advertisements. See definition of "AOL Advertising Revenues".

Advertising Revenues. The combination of AOL Advertising Revenues and Internet Advertising Revenues:

     AOL Advertising Revenues. Aggregate amounts collected plus the fair market value of any other compensation received (such as barter advertising) by MP, AOL or either Party's agents, as the case may be, arising from the license or sale of advertisements, promotions, links or sponsorships ("Advertisements") that appear within any pages of the Affiliated MP Site which may be exclusively available to AOL Users, less applicable Advertising Sales Commissions. AOL Advertising Revenues does not include amounts arising from Advertisements on any screens or forms preceding, framing or otherwise directly associated with the Affiliated MP Site, which will be sold exclusively by AOL.

     Internet Advertising Revenues. For each Advertisement on a page of the Affiliated MP Site or any MP Interactive Site which is not exclusively available to AOL Users, the product of: (a) the amount collected plus the fair market value of any other compensation received (such as barter advertising) by MP or its agents arising from the license or sale of such Advertisement attributable to a given period of time less applicable Advertising Sales Commissions and (b) the quotient of (i) Impressions on the page containing such Advertisement by AOL Users for such period of time divided by (ii) total Impressions on the page containing such Advertisement by all users for such period of time (the "Internet Advertising Quotient") (or such other percentage or formula as is mutually agreed upon in writing by the Parties). MP will be responsible for calculating the Internet Advertising Quotient related to Internet Advertising Revenues. For any period during which MP fails to calculate the Internet Advertising Quotient (other than as a sole result of AOL's failure to provide necessary Impressions information), such quotient will be deemed to be ** percent (**%).

Advertising Sales Commission. (i) Actual amounts paid as commission to third party agencies by either buyer or seller in connection with sale of the Advertisement or (ii) ** , in the event the Party has sold the Advertisement directly and will not be deducting any third party agency commissions.

Affiliated  MP  Site.  The  customized  area  or web  site  to be  promoted  and
distributed  by  AOL  hereunder   through  which  MP  can  market  and  complete
transactions regarding Products in accordance with the terms of this Agreement.

AOL Interactive Site. Any Interactive Site which is managed, maintained, owned or controlled by AOL or its agents.

AOL Look and Feel. The elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Service or AOL.com.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

AOL Member. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL Network. (i) The AOL Service, (ii) AOL.com, and (iii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights of MP relate only to the AOL Service and AOL.com and not generally to the AOL Network.

AOL Purchaser. (i) Any person or entity who enters the Affiliated MP Site from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the Affiliated MP Site which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when purchasing a product, good or service through an MP Interactive Site, provides an AOL.com domain name as part of such person or entity's e-mail address and provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (and will not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).

AOL Service. The standard narrow-band U.S. version of the America Online(R) brand service, specifically excluding (a) AOL.com or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service,
(g) any property, feature, product or service which AOL or its affiliates may acquire from a third party subsequent to the Effective Date and (h) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL User. Any user of the AOL Service, AOL.com, or the AOL Network.

AOL.com. AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive

Site, (g) any property, feature, product or service which AOL or its affiliates may acquire from a third party subsequent to the Effective Date and (h) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Change of Control. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Confidential Information. Any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and MP customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, Products, advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Impression. User exposure to the applicable Promotion, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Interactive Service. An entity offering one or more of the following: ** .

Interactive Site. Any interactive site or area, including, by way of example and without limitation, (i) an MP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

Keyword Search Terms. The Keyword(TM) online search terms made available on the AOL Service for use by AOL Members, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to MP (and determined in accordance with the terms of this Agreement).

Licensed Content. All Content offered through the Affiliated MP Site pursuant to this Agreement or otherwise provided by MP or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows" , etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

MP Interactive Site. Any Interactive Site (other than the Affiliated MP Site) which is managed, maintained, owned or controlled by MP or its agents.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

MP Merchant. Any third party seller of a Product which third party's Products are offered through the Affiliated MP Site or any MP Interactive Site.

Product. Any product, good or service which MP (or others acting on its behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Affiliated MP Site (including through any Interactive Site linked thereto), (ii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Affiliated MP Site requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

Run Of Service. A collection of inventory made up of all areas of the AOL Service. AOL will place MP's creative in different locations throughout the AOL Service in accordance with AOL internal policies. Run Of Service Impressions will be delivered reasonably evenly over the time period allocated to the Run Of Service advertising. MP may not control placement within a Run of Service advertising purchase and AOL does not guarantee placement on any particular screen or group of screens.

Site Revenues. The combination of Transaction Revenues and Advertising Revenues.

Transaction Revenues. Aggregate amounts paid by AOL Purchasers in connection with the sale, licensing, distribution or provision of any Products, including, in each case, handling (not paid to a non-employee third party), shipping (not paid to a non-employee third party), service charges, and excluding, in each case, (a) amounts paid by MP to MP Merchants, (b) amounts collected for sales or use taxes or duties, (c) credits and chargebacks for returned or canceled goods or services, and (d) transaction fees, shipping, handling, and fulfillment charges, and bank charges actually paid by MP to third parties.

                                    EXHIBIT C

MP Cross-Promotion

A. Within each MP Interactive Site, MP shall include the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button (at least ** pixels or ** pixels in size) appearing "above the fold" on the first screen of the MP Interactive Site, to promote such AOL products or services as AOL may designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com(R) site, any of the Digital City services or the AOL Instant Messenger(TM) service); (ii) a prominent "Try AOL" feature (at least ** pixels or ** pixels in size) through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services; and (iii) a button (at least ** pixels or ** pixels in size) to promote AOL Instant Messenger(TM) or ICQ(TM), at AOL's option, and allow users to download or order the then-current version of client software for the promoted product. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). MP shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, MP shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to the MP Interactive Site from an ad server controlled by AOL or its agent, MP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the MP Interactive Site on which the AOL Promos will appear. In addition, within each MP Interactive Site, MP shall provide prominent promotion for the keywords granted to MP hereunder.

B. In MP's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which MP exercises at least partial editorial control, MP will include specific references or mentions (verbally where possible) of the availability of the Affiliated MP Site through the ** , which are ** any references that MP makes to any MP Interactive Site (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, MP's listing of the "URL" for any MP Interactive Site will be accompanied by an equally prominent listing of the "keyword" term ** for the Affiliated MP Site.

C. AOL and MP will discuss additional AOL member acquisition programs (e.g., bundling the AOL Service client software on CD-ROM with shipments of MP's products) which the Parties may undertake. AOL will pay MP AOL's then-standard bounty for any new AOL Members acquired by AOL through such member acquisition programs.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

                                    EXHIBIT D

                    Description of Products and Other Content

**


-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

                                   EXHIBIT D-1

                              AOL Exclusive Offers


1.  AOL Users will be offered periodic contests with free give-away programs
2. AOL Users will be offered periodic promotions offering free shipping for a limited time
3. AOL Users will be offered certain premium, limited-quantity merchandise, on an "exclusive to AOL" basis

                                   EXHIBIT D-2

                               Approved Merchants

**


-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

                                   EXHIBIT E

                                   Operations

1. General. The Affiliated MP Site (including the Products and other Content contained therein) will be in the top three (3) in the apparel and home furnishings industries, as determined by each of the following methods :
     (a) based on a cross-section of third-party reviewers who are recognized authorities in such industry and (b) with respect to all material quality averages or standards in such industry, including each of the following:
     (i) pricing of Products, (ii) scope and selection of Products, (iii) quality of Products, (iv) customer service and fulfillment associated with the marketing and sale of Products and (v) ease of use. In addition, the Affiliated MP Site will, with respect to each of the measures listed above, be competitive in all respects with that which is offered by any MP Competitors.

2. Affiliated MP Site Infrastructure. MP will be responsible for all communications, hosting and connectivity costs and expenses associated with the Affiliated MP Site. MP will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated MP Site from the AOL Network. MP will design and implement the network between the AOL Service and Affiliated MP Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Affiliated MP Site from the AOL Network and (ii) no single line will run at more than 70% average utilization for a ** peak in a daily period. In this regard, MP will provide AOL, upon request, with a detailed network diagram regarding the network infrastructure supporting the Affiliated MP Site. In the event that MP elects to create a custom version of the Affiliated MP Site in order to comply with the terms of this Agreement, MP will bear responsibility for all aspects of the implementation, management and cost of such customized site.

3. Optimization; Speed. MP will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Affiliated MP Site are optimized for the client software then in use by AOL Members; and (b) the Affiliated MP Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, MP will ensure that the Affiliated MP Site's data transfers initiate within fewer than ** seconds on average. Prior to commercial launch of any material promotions described herein, MP will permit AOL to conduct performance and load testing of the Affiliated MP Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

4. User Interface. MP will maintain a graphical user interface within the Affiliated MP Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to MP's compliance with the preceding sentence.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

5. Technical Problems. MP agrees to use commercially reasonable efforts to address material technical problems (over which MP exercises control) affecting use by AOL Members of the Affiliated MP Site (a "MP Technical Problem") promptly following notice thereof. In the event that MP is unable to promptly resolve a MP Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to MP hereunder until such time as MP corrects the MP Technical Problem at issue.

6. Monitoring. MP will ensure that the performance and availability of the Affiliated MP Site is monitored on a continuous basis. MP will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for MP's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated MP Site.

7. Telecommunications. The Parties agree to explore encryption methodology to secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line runs at more than 70% average utilization for a 5-minute peak in a daily period.

8. Security. MP will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated MP Site. MP will facilitate periodic reviews of the Affiliated MP Site by AOL in order to evaluate the security risks of such site. MP will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9.   Technical Performance.

     i. MP will design the Affiliated MP Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.0 and 4.0 browsers (Windows and Macintosh), the Macintosh version of the Microsoft Internet Explorer 3.0, and make commercially reasonable efforts to support all other AOL browsers listed at: **.

     ii. To the extent MP creates customized pages on the Affiliated MP Site for AOL Members, MP will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: **.

     iii. MP will periodically review the technical information made available by AOL at ** .

     iv. MP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing cached information listed at ** .

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

     v. Prior to releasing material, new functionality or features through the Affiliated MP Site ("New Functionality"), MP will use commercially reasonable efforts to either (i) test the New Functionality to confirm its compatibility with AOL Service client software or (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software.

10. AOL Internet Services MP Support. AOL will provide MP with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of MP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any MP area other than the Affiliated MP Site. Support to be provided by AOL is contingent on MP providing to AOL demo account information (where applicable), a detailed description of the Affiliated MP Site's software, hardware and network architecture and access to the Affiliated MP Site for purposes of such performance and load testing as AOL elects to conduct.

                                    EXHIBIT F

                   Standard Online Commerce Terms & Conditions

1. AOL Network Distribution. MP will not authorize or permit any third party to distribute or promote the Products or any MP Interactive Site through the AOL Network absent AOL's prior written approval. The Promotions and any other promotions or advertisements purchased from or provided by AOL will link only to the Affiliated MP Site, will be used by MP solely for its own benefit and will not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party.

2. Provision of Other Content. In the event that AOL notifies MP that (i) as reasonably determined by AOL, any Content within the Affiliated MP Site violates AOL's then-standard Terms of Service (as set forth on the America Online(R) brand service at Keyword term "TOS"), the terms of this Agreement or any other standard, written AOL policy or (ii) AOL reasonably objects to the inclusion of any Content within the Affiliated MP Site (other than any specific items of Content which may be expressly identified in this Agreement), then MP will take commercially reasonable steps to block access by AOL Users to such Content using MP's then-available technology. In the event that MP cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then MP will provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. MP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3. Contests. MP will take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Affiliated MP Site (a "Contest") complies with all applicable federal, state and local laws and regulations.

4. Navigation. Subject to the prior consent of MP, which consent will not be unreasonably withheld, AOL will be entitled to establish navigational icons, links and pointers connecting the Affiliated MP Site (or portions thereof) with other content areas on or outside of the AOL Network. Additionally, in cases where an AOL User performs a search for MP through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., Promotions, Keyword Search Terms, or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Affiliated MP Site, or any other MP Interactive Site determined by AOL in its reasonable discretion.

5. Disclaimers. Upon AOL's request, MP agrees to include within the Affiliated MP Site a product disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between MP and AOL Users purchasing Products from MP.

6. AOL Look and Feel. MP acknowledges and agrees that AOL will own all right, title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network, subject to MP's ownership rights in any MP trademarks or copyrighted material within the Affiliated MP Site.

7. Management of the Affiliated MP Site. MP will manage, review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated MP Site, in a timely and professional manner and in accordance with the terms of this Agreement. MP will ensure that the Affiliated MP Site is current, accurate and well-organized at all times. MP warrants that the Products and other Licensed Content : (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's then-applicable Terms of Service or any other standard, written AOL policy, including, without limitation, AOL's Teens policies; and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, MP represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. MP also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through the Affiliated MP Site. MP shall not in any manner, including, without limitation in any Promotion, the Licensed Content or the Materials state or imply that AOL recommends or endorses MP or MP's Products (e.g., no statements that MP is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to the Products available on or through the Affiliated MP Site, including, but not limited to, any duty to review or monitor any such Products.

8. Duty to Inform. MP will promptly inform AOL of any information related to the Affiliated MP Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party.

9. Customer Service. It is the sole responsibility of MP to provide customer service to persons or entities purchasing Products through the AOL Network ("Customers"). MP will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Products offered, sold or licensed through the Affiliated MP Site, and AOL will have no obligations whatsoever with respect thereto. MP will receive all emails from Customers via a computer available to MP's customer service staff and generally respond to such emails within one business day of receipt. MP will receive all orders electronically and generally process all orders within one business day of receipt, provided Products ordered are not advance order items. MP will ensure that all orders of Products are received, processed, fulfilled and delivered on a timely and professional basis. MP will offer AOL Users who purchase Products through such

     Affiliated MP Site a money back satisfaction guarantee. MP will bear all responsibility for compliance with federal, state and local laws in the event that Products are out of stock or are no longer available at the time an order is received. MP will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for Products will be collected by MP directly from customers. MP's order fulfillment operation will be subject to AOL's reasonable review.

10. Production Work. In the event that MP requests AOL's production assistance in connection with (i) ongoing programming and maintenance related to the Affiliated MP Site, (ii) a redesign of or addition to the Affiliated MP Site (e.g., a change to an existing screen format or construction of a new custom form), (iii) production to modify work performed by a third party provider or (iv) any other type of production work, MP will work with AOL to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final
     Production Plan, AOL will notify MP of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent MP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term ** ). The specific production resources which AOL allocates to any production work to be performed on behalf of MP will be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Affiliated MP Site ("Routine Services"), MP will pay the then-standard fees charged by AOL for such Routine Services.

11. Overhead Accounts. To the extent AOL has granted MP any overhead accounts on the AOL Service, MP will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to MP, but MP will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

12. Navigation Tools. Any Keyword Search Terms to be directed to the Affiliated MP Site shall be (i) subject to availability for use by MP and (ii) limited to the combination of the Keyword(TM) search modifier combined with a registered trademark of MP. AOL reserves the right to revoke at any time MP's use of any Keyword Search Terms which do not incorporate registered trademarks of MP. MP acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest MP holds in MP's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, MP will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Affiliated MP Site, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, MP's rights to any Keyword Search Terms and bookmarking will terminate.

13. Merchant Certification Program. MP will participate in any generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable, generally applicable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of ** encryption and if requested by AOL, **) and may also require the payment of certain reasonable certification fees to the applicable entity operating the program. Each Certified Merchant in good standing will be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchant's status as an AOL Certified Merchant.

14. On the Affiliated MP Site, MP shall not offer, provide, implement or otherwise make available any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of MP or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan ** .

15. Search Terms. To the extent that any of MP's Promotions are displayed in connection with any particular search term(s) within an AOL product or service (e.g., an MP banner advertisement is displayed any time an AOL user enters a specified term in the search box of AOL NetFind), MP hereby represents and warrants to AOL that MP has all consents, authorizations, approvals, licenses, permits, or other rights necessary for MP to use such search term(s).

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

                                    EXHIBIT G

                        Standard Legal Terms & Conditions

1. Promotional Materials/Press Releases. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the Affiliated MP Site and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that either Party's use of screen shots of the Affiliated MP Site for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the Affiliated MP Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

2. License. MP hereby grants AOL a non-exclusive worldwide license to market, license, distribute, reproduce, display, perform, transmit and promote the Licensed Content (or any portion thereof) through such areas or features of the AOL Network as AOL deems appropriate. MP acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual displays prepared by MP or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users will have the right to access and use the Affiliated MP Site.

3. Trademark License. In designing and implementing the Materials and subject to the other provisions contained herein, MP will be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online(R)" brand service, "AOL(TM)" service/software and AOL's triangle logo; and AOL and its affiliates will be entitled to use the trade names, trademarks, and service marks of MP for which MP holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

4. Ownership of Trademarks. Each Party acknowledges the ownership right of the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

5. Quality Standards. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

6.   Infringement  Proceedings.  Each Party agrees to promptly  notify the other
     Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

7. Representations and Warranties. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. MP hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products.

8. Confidentiality. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will
     (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, , rules or regulations of any other applicable governing body.

9.       Limitation of Liability; Disclaimer; Indemnification.

     9.1 Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE AFFILIATED MP SITE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION
          9.3. EXCEPT AS PROVIDED IN SECTION 9.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

     9.2 No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE AFFILIATED MP SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE AFFILIATED MP SITE.

     9.3 Indemnity. Either Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

     9.4 Claims. If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten
          (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified
          Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

10. Acknowledgment. AOL and MP each acknowledges that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 9 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

11. **. During the term of the Agreement and for a two year period thereafter, MP will not use the AOL Network (including, without limitation, the e-mail network contained therein) ** . More generally, MP will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with MP or (ii) provided information to MP through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by MP or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from MP, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

12. AOL User Communications. To the extent that MP is permitted to communicate with AOL Users under Section 15 of this Exhibit G, in any such communications to AOL Users on or off the Affiliated MP Site (including, without limitation, e-mail solicitations), MP will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) ** for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) ** ; or (iv) **. Additionally, with respect to such AOL User communications, in the event that MP encourages an AOL User to purchase products through such communications, MP shall ensure that (a) the AOL Network is promoted ** through which the AOL User can access the Affiliated MP Site and (b) any link to the Affiliated MP Site will link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

13. Collection and Use of User Information. MP shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Affiliated MP Site, MP's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding MP's collection, use and disclosure of user information). MP will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service


-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

14. Excuse. Neither Party will be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

15. Independent Contractors. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16. Notice. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. ** ) and the Deputy General Counsel (fax no. ** ), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of MP, except as otherwise specified herein, the notice address will be the address for MP set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

17. Launch Dates. In the event that any terms contained herein relate to or depend on the commercial launch date of the Affiliated MP Site contemplated by this Agreement (the "Launch Date"), then it is the intention of the Parties to record such Launch Date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date will be as reasonably determined by AOL based on the information available to AOL.

18. No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

19. Return of Information. Upon the expiration or termination of this Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified the other Party.

20.  Survival. Sections ** of the body of the Agreement, and Sections ** of this
     Exhibit,   will  survive  the   completion,   expiration,   termination  or
     cancellation of this Agreement.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

21. Entire Agreement. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

22. Amendment. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the Agreement.

23. Further Assurances. Each Party will take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

24. Assignment. MP will not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL. Assumption of the Agreement by any successor to MP (including, without limitation, by way of merger or consolidation) will be subject to AOL's prior written approval. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

25. Construction; Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

26. Remedies. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, MP will be not entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by MP to AOL.

27. Applicable Law. Except as otherwise expressly provided herein, this Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

28. Export Controls. Both Parties will adhere to all applicable laws, regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

29. Headings. The captions and headings used in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement.

30. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

                                    EXHIBIT H

                   Common Stock Subscription Warrant Agreement

                                                                   June 18, 1999

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MODACAD, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                              Warrants to Purchase
                             Shares of Common Stock

                                  MODACAD, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                Void after December 31, 2006 (or such later date as may be determined in accordance with applicable provisions below)

No. 1

     THE WARRANTS evidenced by this Warrant Certificate have been issued as of this 18th day of June, 1999, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     THIS CERTIFICATE evidences the right of America Online, Inc. or permitted assignees ("AOL") to purchase, for the Exercise Price (as defined below), during the Exercise Term (as defined below), up to ** shares of Common Stock (the "Shares") of ModaCAD, Inc., a California corporation ("ModaCAD"), subject to the terms and conditions hereinafter set forth. This Warrant Certificate is issued pursuant to, and in satisfaction of ModaCAD's obligation contained in Section 4 of the Marketing Agreement (as defined below).

     1. Definitions. As used in this Certificate:

          (a) "Aggregate Exercise Price" shall mean with respect to any exercise under this Warrant Certificate the Exercise Price multiplied by the number of shares of Common Stock as to which the Warrant Certificate is exercised, as set forth in the Subscription Agreement.

          (b) "Date of Issuance" shall mean the date set forth in the first paragraph of this Warrant Certificate.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

          (c) "Exercise Price" shall mean ** per Share, which is ** of the closing sale price of ModaCAD Common Stock on the Nasdaq National Market on the Date of Issuance.

          (d) "Exercise Term" shall mean, with respect to the respective numbers of Warrants represented by this Certificate set forth in the left column below, the respective five (5) year periods commencing on the date of the occurrence of the corresponding Vesting Event in the right column below, or if earlier the date of a Stipulated Event, and ending at the close of business on the fifth annual anniversary of said date, subject to extension as provided in Section 2(e); provided, however, that (i) no Warrants shall be exercisable in any event, or at all, unless and until the corresponding Vesting Event or earlier Stipulated Event shall have occurred and (ii) if an applicable Vesting Event or earlier Stipulated Event shall not have occurred by, at the latest, December 31, 2001, the Warrants provided to become exercisable upon the occurrence of such Vesting Event shall, without any further act or writing whatever, be terminated and deemed void for all purposes.

--------------------------------------------------------------------------------

Warrants                                               Vesting Event
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** AOL's delivery of first ** Impressions in accordance with the Marketing Agreement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** AOL's delivery of second ** Impressions in accordance with the Marketing Agreement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** AOL's delivery of third ** Impressions in accordance with the Marketing Agreement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** AOL's delivery of fourth ** Impressions in accordance with the Marketing Agreement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

**                                          First ** in Transaction
                                            Revenues is received by ModaCAD.
--------------------------------------------------------------------------------

          (e) "Impressions" shall have the meaning provided for said term in the Marketing Agreement.

          (f)  "Marketing   Agreement"  shall  mean  the  Interactive  Marketing
     Agreement dated as of June 18, 1999, between AOL and ModaCAD.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

          (g) "Stipulated Event" shall mean: (A) any consolidation or merger of ModaCAD with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of ModaCAD entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors. (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of ModaCAD entitled to vote for the election of directors, or (C) any sale or other disposition by ModaCAD of all or substantially all of its assets.

          (h) "Subscription Agreement" shall mean the Subscription Agreement in the forms attached hereto as Exhibit A.

          (i) "Transaction Revenues" shall have the meaning provided therefor in the Marketing Agreement.

          (j) "Warrants" shall mean the rights evidenced by this Warrant Certificate.

          (k) "Warrant Shares" shall mean the shares of ModaCAD's Common Stock issued upon exercise of Warrants.

     2. Exercise of Warrants.

          (a) Right to Exercise. The Warrants may be exercised by AOL at any time or from time to time during the Exercise Term applicable thereto as provided in Section 1(d), provided, that the initial exercise shall be for ** or more Warrants and each subsequent exercise shall be for ** or more Warrants.

          (b) Method of Exercise. The Warrants may be exercised by AOL during the Exercise Term by the surrender of this Warrant Certificate at the principal office of ModaCAD, along with the properly completed and executed Subscription Agreement, and the payment to ModaCAD by certified or cashier's check of the Aggregate Exercise Price.

          (c) "Easy Sale" Exercise.  In lieu of the payment methods set forth in
     Section 2(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), AOL may pay the Aggregate Exercise Price through a "same day sale" commitment from AOL (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby AOL elects to exercise this Warrant and to sell a portion of the Warrant Shares so purchased to pay for the Aggregate Exercise Price and AOL (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Shares to forward the Aggregate Exercise Price immediately directly to the Company.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

          (d) Issuance of Share Certificate and/or New Warrant Certificate. In the event of any exercise of the Warrants, certificates registered in the name of the holder for the Shares so purchased shall be delivered to AOL within a reasonable time but not later than five (5) business days after the Warrants shall have been so exercised, and unless the Warrants have expired, a new certificate registered in the name of the holder representing the right to purchase the number of Shares, if any, with respect to which this Warrant Certificate shall not then have been exercised shall also be issued to AOL within such time. All such new warrant certificates shall be dated the date hereof and shall be identical to this Warrant Certificate except as to the number of Shares issuable pursuant thereto. ModaCAD shall pay all documentary, stamp or other transactional taxes (other than transfer taxes), if any, attributable to the issuance or delivery of shares of Common Stock of ModaCAD upon exercise of the Warrants.

          (e) Restrictions on Exercise. The Warrants may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations, in which event the Exercise Term shall be extended by the number of days the Warrants may not be exercised. ModaCAD will immediately advise AOL of the coming into existence, and subsequent cessation, of any such restriction on exercise, and will use its best efforts to cause such restriction to terminate at the earliest possible date. As a condition to the exercise of the Warrants, ModaCAD may require AOL to make such representations and warranties to ModaCAD as may be required by applicable law or regulation.

     3. Stock Fully Paid; Reservation of Shares. ModaCAD covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. ModaCAD further covenants and agrees that during the Exercise Term ModaCAD will at all times have authorized and reserved free from preemptive rights for the purpose of the issue upon exercise of the Warrants at least the maximum number of shares of ModaCAD's Common Stock as are issuable upon the exercise of the Warrants. ModaCAD will list, and will maintain the listing of, the Shares and any other securities which AOL shall be entitled to receive upon the exercise of this Warrant on each securities exchange on which such Shares or other securities are listed by ModaCAD from time to time.

     4. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a) Consolidation, Merger or Reclassification. If ModaCAD at any time while the Warrants remain outstanding and unexpired shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation, or reclassify or in any manner change the securities then purchasable upon the exercise of the Warrants (any of which shall constitute a "Reorganization"), then lawful and adequate provision shall be made whereby this Warrant Certificate shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the shares of Common Stock which were purchasable under the Warrants immediately prior to the Reorganization. ModaCAD shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than ModaCAD) resulting from such Reorganization shall assume by written instrument executed and mailed or delivered to AOL, at the last address of AOL appearing on the books of ModaCAD, the obligation to deliver to AOL such shares of stock, securities or assets as, in accordance with the foregoing provisions, AOL may be entitled to purchase, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon exercise of this Warrant.

          (b) Subdivision or Combination of Shares. If ModaCAD at any time while the Warrants remain outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

          (c) Certain Dividends and Distributions. If ModaCAD at any time while the Warrants are outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

               (i) Stock Dividends. Entitling them to receive a dividend payable in, or other distribution without consideration of, Common Stock, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

               (ii) Distribution of Assets, Securities, etc. Making any distribution without consideration with respect to its Common Stock (other than a cash dividend paid or payable solely out of retained earnings) payable otherwise than in its Common Stock, AOL shall, upon the exercise of the Warrants, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to it as owner of that number of Shares receivable by exercise of the Warrants had it been the holder of record of such Shares on the record date for such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

          (d) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to Subsections (b) or (c) (i) of this Section 4, the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of such Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately following such adjustment.

          (e) Notice. In case at any time:

               (i) ModaCAD shall pay any dividend payable in stock upon its Common Stock or make any distribution, excluding a cash dividend payable solely out of retained earnings, to the holders of its Common Stock;

               (ii) ModaCAD shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (iii) There shall be any reclassification of the Common Stock of ModaCAD, or consolidation or merger of ModaCAD with, or sale of all or substantially all of its assets to, another corporation; or

               (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of ModaCAD;

then, in any one or more of such cases, ModaCAD shall give to AOL at least 10 days' prior written notice (or, in the event of notice pursuant to Section 4(e)
(ii), (iii) or (iv), at least 30 days' prior written notice) of the date on which the books of ModaCAD shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common
Stock shall be entitled thereto, and such notice in accordance with the foregoing clause shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first-class mail, postage prepaid, addressed to AOL at the address of AOL as shown on the books of ModaCAD.

          (f) No  Change  in  Warrant  Certificate.  The  form of  this  Warrant
     Certificate need not be changed because of any adjustment in the Exercise Price or in the number of Shares purchasable on its exercise. The Exercise Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

     5. Fractional Shares. No fractional Shares will be issued in connection with any subscription hereunder but, in lieu of such fractional Shares, ModaCAD shall make a cash payment therefor upon the basis of the Market Price per Share. As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock on any date shall mean the closing price per share of ModaCAD's Common Stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of ModaCAD are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such Common Stock on Nasdaq or any comparable system, or if such Common Stock is not reported on Nasdaq, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by ModaCAD for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of such Common Stock as determined by a nationally recognized investment banking firm chosen by ModaCAD from among three such firms specified by AOL. The "Market Price Per Share" with respect to any class or series of capital stock other than Common Stock shall, if such capital stock is convertible into or exchangeable for Common Stock, be determined by reference to the "Market Price Per Share" for the Common Stock and adjusted based on the conversion or exchange price, as the case may be. If such capital stock is not convertible into or exchangeable for Common Stock, the "Market Price Per Share" shall be determined by a nationally recognized investment banking firm chosen by ModaCAD from among three such firms specified by AOL.

     6. Restrictions on Transfer. The Warrants are restricted from sale, transfer, assignment or hypothecation by operation of law. The Warrants have not been registered under the Act or any applicable state securities laws, and may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities law, or an opinion of counsel, reasonably satisfactory to ModaCAD, that an exemption from such registration is available. By accepting this Warrant Certificate, AOL acknowledges its understanding that because the Warrants are not registered, AOL must hold the Warrants indefinitely unless they are registered under the Act and any applicable state securities laws or must obtain exemptions from registration. In addition, by accepting this Warrant Certificate, AOL represents and warrants (i) that AOL is acquiring the Warrants for its own account for investment and not with the view to distribution, assignment, resale or other transfer of the Warrants and (ii) AOL is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), and that AOL is able to bear the economic risk of its investment in the Warrants and any shares issued upon exercise of any of the Warrants. Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Warrants.

     7. Transfer of Warrants to Affiliates. Subject to the restrictions set forth in Section 6, this Warrant and all rights hereunder are transferable, in whole or in part but, if in part, not of less than ** Warrants, to any Affiliate of AOL or to any other entity approved by ModaCAD. For the purposes of this
Section 7, "Affiliate" shall mean any entity in which AOL holds greater than a ** ownership interest.

     8. Registration Under Securities Act of 1933.

          (a) For purposes of this Section, the following definitions shall apply:

               (i) The terms "register," "registered," and "registration" refer to a registration under the United States Securities Act of 1933, as amended (the "Act"), effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or amendment thereto.

               (ii) The term "Registrable Shares" means any Shares issued or issuable upon exercise of the Warrants and owned of record and beneficially by AOL that may not be resold pursuant to Rule 144 under the Act in one transaction without any limitation with respect to offerees, manner of offering or the size of the transaction as of the date on which AOL exercises the Warrants pursuant to Section 8(b) of this Warrant Certificate.

               (iii) The term "SEC" means the United States Securities and Exchange Commission.

               (b) (i) ModaCAD shall, as expeditiously as possible following its receipt from AOL of an executed Notice of Commitment to Exercise Warrants and Request for Registration of Underlying Shares, in the form and with the content of Exhibit B attached hereto ("Notice of Commitment"), which Notice of Commitment shall cover not less than ** of the Warrants evidenced hereby, file a registration statement on Form S-3 (or other applicable SEC Form as ModaCAD in its absolute discretion may elect to use for such purpose) covering the resale of all the Registrable Shares under Rule 415 and, to the extent applicable, Rule 416. ModaCAD shall use its best efforts to cause such registration statement to become effective by the 60th calendar day after the date it shall have been filed, or, if such registration statement shall be reviewed by the SEC, the 120th calendar day after the date it shall have been filed. ModaCAD shall provide AOL reasonable opportunity to review any such registration statement, or any amendment or supplement thereto, prior to the filing thereof. The Notice of Commitment shall be binding and irrevocable for all purposes. In the event AOL's Notice of Commitment covers less than all the Warrant Shares and ModaCAD thereupon effects registration of all the Registrable Shares, no subsequent Notice of Commitment may be given and all the then-outstanding warrants may only be exercised as provided in Section 2(b).

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

               (ii) ModaCAD shall, as expeditiously as possible following AOL's exercise of at least ** of the Warrants evidenced hereby, file a registration statement on Form S-3 (or other applicable SEC Form as ModaCAD in its absolute discretion may elect to use for such purpose) covering the resale of all the Registrable Shares under Rule 415 and, to the extent applicable, Rule 416; provided that ModaCAD shall not be required to file a registration statement pursuant to this Section 8(b)(ii) if it has filed a registration statement pursuant to Section 8(b)(i) which has been declared effective by the SEC. ModaCAD shall use its best efforts to cause such registration statement to become effective by the 60th calendar day after the date it shall have been filed, or, if such registration statement shall be reviewed by the SEC, the 120th calendar day after the date it shall have been filed. ModaCAD shall provide AOL reasonable opportunity to review any such registration statement, or any amendment or supplement thereto, prior to the filing thereof.

               (iii) ModaCAD may suspend the effectiveness of any such registration effected pursuant to this Subsection (b) in the event, and for such period of time as, such a suspension is required by the rules and regulations of the SEC, and may suspend use of the prospectus included in the Registration Statement if such prospectus ceases to meet the requirements of Section 10 of the Act. ModaCAD will immediately advise AOL of any such suspension, and will use its best efforts to cause such suspension to terminate at the earliest possible date. AOL agrees that following receipt of any such notice, and until such suspension is terminated, AOL will not make use of the suspended prospectus and will make no sales requiring delivery of such prospectus.

          (c) Whenever required under this Section to effect the registration of any Registrable Shares, ModaCAD shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration to become effective as provided in Section 8(b)(i) or (ii), as applicable, and keep such registration statement effective for so long as AOL as owner of Registrable Shares desires to dispose of the securities covered by such registration statement, or, if earlier, only until all of such Registrable Shares may be sold under Rule 144 (provided that ModaCAD's transfer agent has accepted an instruction from ModaCAD to such effect) in one transaction without any limitation with respect to offerees, manner of offering or the size of the transaction.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and notify AOL of the filing and effectiveness of such Registration Statement and any amendments thereof or supplements thereto.

               (iii) Furnish to AOL as owner of Registrable Shares such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as AOL may reasonably require in order to facilitate the disposition of Registrable Shares owned by AOL.

-------------------
** The material deleted has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Commission.

               (iv) Notify AOL immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

               (v) Furnish, at the request of AOL, on the date or promptly following the date the registration statement is declared effective,
          (i) an opinion, dated as of such date, of counsel representing ModaCAD for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to AOL, addressed to AOL, and (ii) a "comfort" letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to AOL.

               (vi) register or qualify such Registrable Shares, under such other securities or blue sky laws of such jurisdictions in the United States as any initial seller of Registrable Shares reasonable requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that ModaCAD will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (vi);

               (vii) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of ModaCAD to enable the initial seller or sellers thereof to consummate the disposition of such Registrable Shares;

               (viii) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

          (d) AOL as owner of Registrable Shares will furnish to ModaCAD in connection with any registration under this Section such information regarding itself, the Registrable Shares and other securities of ModaCAD held by it, and the intended method of disposition of such securities, as shall be reasonably required to effect the registration of the Registrable Shares held by AOL. AOL shall provide such data as of a specified date within fifteen (15) days of receipt of such request from ModaCAD and shall provide any applicable changes or amendments to such data as of the date of filing of any applicable registration statement. The intended method of disposition (Plan of Distribution) of such securities as so provided by AOL shall be included without alteration in the Registration Statement covering the Registrable Shares and shall not be changed without the prior written consent of AOL.

               (e) (i) ModaCAD shall indemnify, defend and hold harmless AOL and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state in such registration statement, any prospectus contained therein or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that ModaCAD shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished in writing by an indemnified party; provided further, that ModaCAD shall not be liable in any such case to the extent that such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) AOL was subject to an obligation to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject matter thereof from AOL and AOL failed to do so, (ii) the prospectus would have corrected such untrue statement or omission and (iii) ModaCAD has delivered to AOL sufficient copies of such final prospectus; and provided further, that ModaCAD shall not be liable in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement, omission or alleged omission which is corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of ModaCAD with copies of the prospectuses so amended or supplemented and having been obligated to deliver such prospectuses, AOL thereafter failed to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from AOL.

               (ii) In the event of any registration under the Act of Registrable Securities pursuant to Subsection (b), AOL hereby agrees to indemnify, defend and hold harmless ModaCAD, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that AOL will be liable in any such case to the extent, and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing by AOL for use in the registration statement, and provided further that the total amounts payable in indemnity by AOL pursuant to this clause (ii) shall not exceed the net proceeds received by AOL under the registration giving rise to the liability.

               (iii) Promptly after receipt by any  indemnified  party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify shall not relieve the indemnifying party from any Liability which it may have to the indemnified party other than under this section and shall only relieve it from any Liability which it may have to the indemnified party under this section if and to the extent it is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that if the defendants in any such action include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (iv) If the indemnification provided for in this Section 8(e) shall for any reason be unenforceable by an indemnified party, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses with respect to which such indemnified party has claimed indemnification, in such proportion as to appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the indemnifying party or the indemnified party, and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The

          Company and AOL agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which in the subject hereof. In no case, however, shall AOL be responsible for a portion of the contribution obligation in excess of the net proceeds to it of securities sold as contemplated herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

               (f) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to Subsection (b), all fees, costs and expenses of and incidental to such registration shall be borne by ModaCAD; provided, however, that AOL shall bear AOL's own expenses and share of the underwriting discounts and commissions, and transfer taxes, if any, incurred by AOL in connection with such registration.

               (ii) The fees, costs and expenses of registration to be borne by ModaCAD as provided in this Subsection (f) shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for ModaCAD. Fees and disbursements of counsel and accountants for AOL shall be borne by AOL.

     9. No Rights as Shareholder. AOL, as holder of the Warrants, shall not be entitled to vote or receive dividends or be considered a shareholder of ModaCAD for any purpose, nor shall anything in this Warrant Certificate be construed to confer on AOL, as such, any rights of a shareholder of ModaCAD or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of shareholders (except to the extent provided in Section 4(e)), to receive dividends or subscription rights or otherwise.

     10. Notices. All demands, notices, consents and other communications to be given hereunder shall be in writing and shall be deemed duly given on the day of delivery when delivered personally or by confirmed facsimile, five days after being mailed by first class mail, postage prepaid, or one day after delivery when delivered by air courier, properly addressed, if to ModaCAD at ModaCAD, Inc., 3861 Sepulveda Boulevard, Culver City, California 90230, facsimile no:
(310) 751-2122; or, if to AOL at America Online, Inc., 22000 AOL Way, Dulles, Virginia 20166, Attn: Senior Vice President for Business Affairs, facsimile no.
(703) 265-1206, with a copy to Attn: Deputy General Counsel at the same address, and facsimile no. (703) 265-2208. ModaCAD and AOL may change such address at any time or times by notice hereunder to the other.

     11. Representations and Warranties of ModaCAD. ModaCAD hereby represents and warrants to AOL that:

          (a) All corporate action on the part of ModaCAD, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of ModaCAD under, this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of the Warrants, has been duly taken. This Warrant Certificate constitutes a valid and binding obligation of ModaCAD enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby and thereby have been obtained, except for filings and related actions to be taken as provided in Section 8 hereof.

          (b) ModaCAD is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

          (c) ModaCAD has duly filed with the SEC ModaCAD's annual report on Form 10-K for the year ended December 31, 1998, and its quarterly report on Form 10-Q for the quarter ended March 31, 1999 (collectively, the "ModaCAD, Inc. SEC Reports"). As of their respective filing dates, the ModaCAD, Inc. SEC Reports complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and none of the SEC ModaCAD, Inc. SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

          (d) Each of the consolidated financial statements (including, in each case, any related notes) contained in the ModaCAD, Inc. SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by SEC Form 10-Q) and presented fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements are subject to normal and recurring year-end adjustments which are not expected to be material in amount.

          (e) The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock. As of May 31, 1999: (i) 7,401,515 shares of common stock of the Company were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) 1,650,000 shares of Common Stock of the Company were reserved for issuance under the Company's 1995 Stock Option Plan, 67,546 shares of which were subject to options outstanding on such date; (iii) shares of the Common Stock of the Company were reserved for issuance upon exercise of outstanding warrants. No material change in such capitalization has occurred between May 31, 1999, and the date of Issuance.

          (f) The execution and delivery by ModaCAD of this Warrant and compliance with the terms hereof will not (a) conflict with, or result in any violation of or default under, any provision of ModaCAD's Articles of Incorporation or By-laws; or (b) conflict with, or result in any violation of or default under, any permit, concession, grant, franchise, law, rule or regulation, judgment, decree, order of any court or other governmental entity, agreement, contract, indenture or other instrument to which ModaCAD is a party or to which any of its property or assets is subject.

     12. Amendments; Waivers, Terminations, Governing Law; Headings. The Warrants and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The Warrants shall be governed by and construed and interpreted in accordance with the laws of the State of California, provided, however, that any dispute involving the Warrants that is a Dispute (as defined in the Marketing Agreement) involving the provisions of the Marketing Agreement and only secondarily the Warrants shall be governed by the laws of the Commonwealth of Virginia. The headings in this Warrant Certificate are for convenience of reference only and are not part of the Warrants.

Dated: June ___, 1999.

                    MODACAD, INC.


                By:
                   ----------------------------------
                   Name: Maurizio Vecchione
                   Title:President and Co-Chief Executive Officer

Attest:



RECEIPT ACKNOWLEDGED BY AOL:

By:
   ---------------------------------
Name:
Title:

                                   EXHIBIT A

                                  MODACAD, INC.
                            3861 Sepulveda Boulevard
                          Culver City, California 90230

               Subscription Agreement for the Exercise of Warrants
         (To be completed and signed only upon exercise of the Warrants)

     The undersigned, the holder and registered owner of the attached Warrants, hereby irrevocably and unconditionally elects to exercise such Warrants and subscribes for the purchase of * shares of ModaCAD, Inc. (the "Company") common stock (the "Common Stock") pursuant to and in accordance with the terms and conditions of the Warrant Certificate attached hereto, and elects to effect a cash exercise and herewith tenders a check in the amount of $_________, in exchange for the Common Stock which should be delivered to the undersigned at the address stated below, and, if said number of shares of Common Stock shall not be all of the Common Stock purchasable hereunder, a new Warrant of like tenor for the balance of the remaining Common Stock purchasable hereunder should be delivered to the undersigned at the address stated below.

     The undersigned agrees that:

     (1) the undersigned will not offer, sell, transfer or otherwise dispose of any Common Stock unless either (a) a registration statement, or post-effective amendment thereto, covering Common Stock has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of
          Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Common Stock to be so sold, transferred or otherwise disposed of, and all applicable state securities laws have been complied with, or (b) the undersigned has delivered to the Company a written opinion of counsel, addressed to the Company, which opinion is reasonably acceptable to the Company and its counsel, that such proposed offer, sale, transfer or other disposition of the Common Stock is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; and

     (2) The Company may notify the transfer agent for Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and
          (1)(b) above have been satisfied and, until such satisfaction, the Company may affix an appropriate legend to the certificates for the Common Stock.

Dated:                                    AOL
      -----------------                      -----------------------------------
                                          By:
                                             -----------------------------------


* Insert here the number of shares called for on the face of the Warrants (or in the case of a partial exercise, that number of shares for which the Warrants are being exercised), without making any adjustments for additional Common Stock or any other securities or property which, under the adjustment provisions of the Warrants, may be deliverable upon exercise.

                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                   EXHIBIT B

                                  MODACAD, INC.
                            3861 Sepulveda Boulevard
                          Culver City, California 90230


Notice of Commitment to Exercise Warrants and
Request for Registration of Underlying Shares

     The undersigned, the holder and registered owner of the attached Warrants, hereby (i) tenders to ModaCAD, Inc. (the "Company") its notice of commitment to exercise such Warrants and subscribe for the purchase of ____________* shares of the Company's common stock (the "Common Stock") pursuant to and in accordance with the terms and provisions of the Warrant Certificate attached hereto (the "Warrant Certificate"), (ii) requests that the Company file a registration statement on Form S-3 (or other applicable SEC Form as the Company in its absolute discretion may elect to use for such purpose) covering the resale of all Registrable Shares (as such term is defined in the Warrant Certificate) and
(iii) agrees to, upon effectiveness of such registration statement, deliver to the Company an executed Subscription Agreement attached as Exhibit A to the Warrant Certificate and the Aggregate Exercise Price (as such term is defined in the Warrant Certificate). This Notice of Commitment to Exercise Warrants and Request for Registration of Underlying Shares ("Notice of Commitment") shall be binding and irrevocable for all purposes.


Dated:
     ---------------------------
AOL
     ---------------------------
By:
     ---------------------------
Name:
     ---------------------------
Title:
     ---------------------------